UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024

TenX Keane Acquisition

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41534	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

420 Lexington Ave, Suite 2446
New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 627-0058

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	TENKU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	TENK	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive two-tenths of one ordinary share	TENKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2024 Omnibus Stock Incentive Plan

On August 2, 2024, TenX Keane Acquisition, a Cayman Islands exempted company (which shall migrate to and domesticate as a Delaware corporation in connection with the closing of its initial business combination) (“TenX,” and TenX, after giving effect to the Domestication (as defined below), “New Citius Oncology”), held an extraordinary general meeting of its shareholders (the “Meeting”).

At the Meeting, our shareholders approved, among other things, the New Citius Oncology 2024 Omnibus Stock Incentive Plan (the “Incentive Award Plan”), which will become effective upon the closing of the Business Combination (as defined below). The Incentive Award Plan provides for grants of stock-based compensation awards, including without limitation, incentive stock options, non-statutory stock options, SARs, restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards. Employees, officers and consultants of New Citius Oncology or any parent or affiliate, including Citius Pharmaceuticals, Inc., a Delaware corporation (“Citius”), or any non-employee director of New Citius Oncology’s board of directors (the “Board”) are eligible to receive awards under the Incentive Award Plan. Following the closing of the Business Combination, the Incentive Award Plan will be administered by the Board, which may delegate its duties and responsibilities to one or more committees of its directors and/or officers (referred to collectively as the “plan administrator”), subject to the limitations imposed under the Incentive Award Plan, Section 16 of the Securities Exchange Act of 1934, as amended, stock exchange rules and other applicable laws.

The initial aggregate number of shares of common stock of New Citius Oncology (“New Citius Oncology Common Stock”) that will be available for issuance under the Incentive Award Plan will be 15,000,000 or approximately 19.8% of the number of fully-diluted shares of New Citius Oncology Common Stock outstanding as of the closing of the Business Combination assuming a Maximum Redemption Scenario (as such term is defined in the definitive proxy statement/prospectus of TenX, which was filed with the United States Securities and Exchange Commission (the “SEC”) on July 12, 2024 (the “proxy statement/prospectus”)).

The information set forth in the section entitled “Proposal No. 6 — The Incentive Plan Proposal” beginning on page 164 of the proxy statement/prospectus is incorporated herein by reference. The foregoing description of the Incentive Award Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the Incentive Award Plan, which is incorporated by reference to this Current Report on Form 8-K as Exhibit 10.5.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, holders of an aggregate of 5,605,233 ordinary shares of TenX, par value $0.0001 per share (the “TenX Ordinary Shares”), which represents 84.25% of the ordinary shares outstanding and entitled to vote as of the record date for the Meeting of July 1, 2024, were represented in person, virtually or by proxy, constituting a quorum for the transaction of business.

At the Meeting, the following proposals (each of which is described in more detail in the proxy statement/prospectus) were submitted to and approved by TenX’s shareholders:

1.	Proposal No. 1 – The Business Combination Proposal – a proposal to resolve, as a special resolution, that TenX’s entry into (i) the Agreement and Plan of Merger and Reorganization, dated as of October 23, 2023 (the “Merger Agreement”), by and among TenX, Citius, Citius Oncology, Inc., a Delaware corporation and wholly-owned subsidiary of Citius Pharma (“SpinCo”), and TenX Merger Sub, Inc. a Delaware corporation and wholly-owned subsidiary of TenX (“Merger Sub”) (a copy of which is attached to the proxy statement/prospectus as Annex A), (ii) each of the other Transaction Documents, and (iii) each of the transactions contemplated thereby, in each case, in accordance with the terms and subject to the conditions set forth in the Merger Agreement and such Transaction Documents including the Domestication and the Merger, be approved, adopted, ratified and confirmed in all respects:

For	Against	Abstain
5,094,515	510,718	0

Proposal No. 1 was approved, having received the affirmative vote of holders of at least two-thirds of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

2.	Proposal No. 2 – The Domestication Proposal – a proposal to approve, as a special resolution, that TenX be transferred by way of continuation from the Cayman Islands to Delaware, and become domesticated as a Delaware corporation (the “Domestication”) in accordance with Section 388 of the DGCL, and de-register as a Cayman Islands exempted company in accordance with Section 206 of the Cayman Islands Companies Act and, immediately upon being de-registered in the Cayman Islands, TenX be registered as a corporation under the laws of Delaware and, conditional upon, and with effect from, the registration of TenX as a corporation in Delaware, the name of TenX be changed from ‘TenX Keane Acquisition’ to ‘Citius Oncology, Inc.’:

For	Against	Abstain
4,561,114	1,044,119	0

Proposal No. 2 was approved, having received the affirmative vote of holders of at least two-thirds of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

3.	Proposal No. 3 – The Organizational Documents Proposal – a proposal to approve, as a special resolution, that with effect from the date of the Domestication, the memorandum and articles of association of TenX currently in effect be amended and restated by the deletion in their entirety and the substitution in their place of the proposed new certificate of incorporation (the “Proposed Certificate of Incorporation”) and the proposed new bylaws (the “Proposed Bylaws”) of TenX (copies of which are attached to the proxy statement/prospectus as Annex B and Annex C, respectively):

For	Against	Abstain
4,561,114	1,044,119	0

Proposal No. 3 was approved, having received the affirmative vote of holders of at least two-thirds of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

4.	Proposal No. 4 – The Governance Proposal – a proposal to approve, as an ordinary resolution on a non-binding advisory basis, that certain material differences between TenX’s Amended and Restated Memorandum and Articles of Association (as it may be amended from time to time, the “Cayman Constitutional Documents”) and the Proposed Certificate of Incorporation and Proposed Bylaws, presented separately in accordance with SEC requirements be approved and authorized:

4a. Change the Authorized Capital Stock – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation to authorize the change in the authorized capital stock of TenX from (i) 150,000,000 TenX Ordinary Shares and 1,000,000 preference shares, par value $0.0001 per share, of TenX to (ii) 100,000,000 shares of New Citius Oncology Common Stock and 10,000,000 shares, par value of $0.0001 per share, of New Citius Oncology preferred stock:

For	Against	Abstain
4,561,114	1,044,119	0

4b. Change the Stockholder Vote Required to Amend the Certificate of Incorporation – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation to require after the Trigger Event (as defined in the Proposed Certificate of Incorporation), that the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of New Citius Oncology Common Stock entitled to vote generally in the election of directors, voting together as a single class, is required to alter, amend or repeal the provisions in the Proposed Certificate of Incorporation related to the Board of Directors, Consent of Stockholders in Lieu of a Meeting, Special Meetings of Stockholders, Limitation on Liability, Corporate Opportunities and Competition, Exclusive Forum, Section 203 of the DGCL and Amendments:

For	Against	Abstain
4,561,114	1,044,119	0

4c. Establish a Classified Board of Directors – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation to divide the New Citius Oncology Board of directors into three classes, with only one class of directors being elected in each year and each class serving a three-year term:

For	Against	Abstain
4,561,114	1,044,119	0

4d. Action by Written Consent Stockholders – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation to provide that any action required or permitted to be taken by the New Citius Oncology stockholders may be effected at a duly called annual or special meeting of such stockholders, and, after the Trigger Event, may not be taken by written consent:

For	Against	Abstain
4,561,114	1,044,119	0

4e. Removal of Directors – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation o require that after the Trigger Event, the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding New Citius Oncology Common Stock entitled to vote generally in the election of directors, voting together as a single class to remove a director for cause:

For	Against	Abstain
4,561,114	1,044,119	0

4f. Delaware as Exclusive Forum – a proposal to approve and adopt provisions in the Proposed Certificate of Incorporation to provide that, unless New Citius Oncology consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for the types of actions or proceedings under Delaware statutory or common law for the actions described in the proxy statement/prospectus/information statements:

For	Against	Abstain
4,561,114	1,044,119	0

Proposals No. 4a, 4b, 4c, 4d, 4e and 4f were approved, having received the affirmative vote of holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

5.	Proposal No. 5 – The Stock Issuance Proposal – a proposal to approve, as an ordinary resolution, for the purposes of complying with the applicable provisions of Nasdaq Rule 5635(a), (b) and (d), that the issuance of shares of common stock, par value $0.0001, of New Citius Oncology pursuant to (i) the Domestication and (ii) the Merger be approved in all respects:

For	Against	Abstain
4,561,114	1,044,119	0

Proposal No. 5 was approved, having received the affirmative vote of holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

6.	Proposal No. 6 – The Incentive Plan Proposal –a proposal to approve, as an ordinary resolution, that the adoption of the New Citius Oncology 2024 Omnibus Stock Incentive Plan by New Citius Oncology, with effect from the consummation of the Business Combination, be approved, ratified and confirmed in all respects:

For	Against	Abstain
4,561,114	1,044,119	0

Proposal No. 6 was approved, having received the affirmative vote of holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to voted thereon and who voted at the Meeting.

7.	Proposal No. 7 – The Director Election Proposal – a proposal to approve by ordinary resolution, the eight (8) persons listed below be elected to serve on New Citius Oncology Board upon the consummation of the Business Combination to serve staggered terms until the 2025 (Class I), 2026 (Class II) and 2027 (Class III) annual meetings of stockholders, as applicable, or until their respective successors are duly elected and qualified or until their earlier death, resignation, retirement or removal for cause:

Class I Nominees:

a.	Myron Holubiak

For	Against	Abstain
4,561,114	1,044,119	0

b.	Joel Mayersohn

For	Against	Abstain
4,561,114	1,044,119	0

Class II Nominees:

c.	Dr. Eugene Holuka

For	Against	Abstain
4,561,114	1,044,119	0

d.	Robert Smith

For	Against	Abstain
4,561,114	1,044,119	0

e.	Carol Webb

For	Against	Abstain
4,561,114	1,044,119	0

Class III Nominees:

f.	Suren Dutia

For	Against	Abstain
4,561,114	1,044,119	0

g.	Leonard Mazur

For	Against	Abstain
4,561,114	1,044,119	0

h.	Dennis McGrath

For	Against	Abstain
4,561,114	1,044,119	0

All nominees for election to the Board following the consummation of the Business Combination were elected, each such nominee having received the affirmative vote of holders of a majority of the ordinary shares represented in person, virtually or by proxy and entitled to vote thereon and who voted at the Meeting.

8. Proposal No. 8 – The Adjournment Proposal

Because there were sufficient votes to approve each of the above proposals, and it was not otherwise deemed necessary or appropriate to adjourn the Meeting to a later date, Proposal No. 8, a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient shares represented to constitute a quorum necessary to conduct business at the extraordinary general meeting or for the approval of one or more proposals at the extraordinary general meeting, was not considered.

Item 8.01 Other Events

Redemptions

Holders of 4,297,828 TenX Ordinary Shares sold in TenX’s initial public offering properly exercised their rights to have such shares redeemed for a pro rata portion of the trust account holding the proceeds from TenX’s initial public offering, or approximately $11.46 per share, which is calculated using the trust balance two business day ahead of the Meeting, and $49,265,965.44 in the aggregate.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.5	2024 Omnibus Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2024	TenX Keane Acquisition

	By:	/s/ Xiaofeng Yuan
	Name:	Xiaofeng Yuan
	Title:	Chief Executive Officer and Chairman